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                                                                    Exhibit 99.2

                          NOTICE OF GUARANTEED DELIVERY

                                       for
                        Offer to Exchange All Outstanding
                      9% Senior Subordinated Notes due 2011
                                       for
                      9% Senior Subordinated Notes due 2011
                                       of

                            NORCRAFT COMPANIES, L.P.
                             NORCRAFT FINANCE CORP.

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          THE EXCHANGE OFFER AND WITHDRAWAL RIGHTS WILL EXPIRE AT 5:00 P.M., NEW
          YORK CITY TIME, ON         , 2004 (THE "EXPIRATION DATE") UNLESS
                             --------
          EXTENDED.
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          Registered holders of outstanding 9% Senior Subordinated Notes due
2011 (the "Outstanding Notes") who wish to tender their Outstanding Notes in exchange for a like principal amount of new 9% Senior Subordinated Notes due
2011 (the "Exchange Notes") and whose Outstanding Notes are not immediately available or who cannot deliver their Outstanding Notes and Letter of Transmittal (and any other documents required by the Letter of Transmittal) to U.S. Bank National Association (the "Exchange Agent") prior to the Expiration Date, may use this Notice of Guaranteed Delivery or one substantially equivalent hereto. This Notice of Guaranteed Delivery may be delivered by hand or sent by facsimile transmission (receipt confirmed by telephone and an original delivered by guaranteed overnight courier) or mail to the Exchange Agent. See "The
Exchange Offer--Procedures for Tendering" in the Prospectus.

                             The Exchange Agent is:

                         U.S. BANK NATIONAL ASSOCIATION

    For Delivery by Registered or Certified Mail; Hand or Overnight Delivery:

                         U.S. Bank National Association
                              60 Livingston Avenue
                            St. Paul, Minnesota 55107
                            Attn: Specialized Finance
                               Fax: (651) 495-8158

                  For Information or Confirmation by Telephone:

                                 (800) 934-6802

     Delivery of this Notice of Guaranteed Delivery to an address other than as set forth above or transmission via a facsimile transmission to a number other than as set forth above will not constitute a valid delivery.

     This Notice of Guaranteed Delivery is not to be used to guarantee signatures. If a signature on a Letter of Transmittal is required to be guaranteed by an Eligible Guarantor Institution (as defined in the Prospectus), such signature guarantee must appear in the applicable space provided on the Letter of Transmittal for Guarantee of Signatures.

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Ladies and Gentlemen:

     The undersigned hereby tenders the principal amount of Outstanding Notes indicated below, upon the terms and subject to the conditions contained in the
Prospectus dated        , 2004 of Norcraft Companies, L.P. and Norcraft Finance
                 -------
Corp. (the "Prospectus"), receipt of which is hereby acknowledged.

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                    DESCRIPTION OF OUTSTANDING NOTES TENDERED

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                                                Certificate
                           Name and address    Number(s) of
                             of registered      Outstanding
                             holder as it     Notes Tendered
                            appears on the      (or Account
                             Outstanding         Number at     Principal Amount
                             Notes (Please      Book-Entry       of Outstanding
Name of Tendering Holder        Print)           Facility)       Notes Tendered
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                                    SIGN HERE
Name of Registered or Acting Holder:
                                     ---------------------------------------

Signature(s):
              --------------------------------------------------------------

Name(s) (please print):
                        ----------------------------------------------------

Address:
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Telephone Number:
                  ----------------------------------------------------------

Date:
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If Outstanding Notes will be tendered by book-entry transfer, provide the following information:

DTC Account Number:
                    --------------------------------------------------------

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Date:
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                    THE FOLLOWING GUARANTEE MUST BE COMPLETED

                              GUARANTEE OF DELIVERY
                    (Not to be used for signature guarantee)

     The undersigned, a member of a recognized signature guarantee medallion program within the meaning of Rule 17Ad-15 under the Securities Exchange Act of 1934, as amended, hereby guarantees to deliver to the Exchange Agent its address set forth on the reverse hereof, the certificates representing the Outstanding Notes (or a confirmation of book-entry transfer of such Outstanding Notes into the Exchange Agent's account at the book-entry transfer facility), together with a properly completed and duly executed Letter of Transmittal (or facsimile thereof), with any required signature guarantees, and any other documents required by the Letter of Transmittal within five business days after the Expiration Date (as defined in the Letter of Transmittal).

Name of Firm:
--------------------------------------   ---------------------------------------
                                                  (Authorized Signature)

Address:                                 Title:
--------------------------------------   ---------------------------------------

                                         Name:
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              (Zip Code)                          (Please type or print)

Area Code and Telephone No.:

                                         Date:
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NOTE: DO NOT SEND OUTSTANDING NOTES WITH THIS NOTICE OF GUARANTEED DELIVERY.
      OUTSTANDING NOTES SHOULD BE SENT WITH YOUR LETTER OF TRANSMITTAL.
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